Accounts Payable and Accrued Liabilities - Summary of Accounts Payable and Accrued Liabilities (Detail)	Dec. 31, 2024 USD ($)	Dec. 31, 2024 AUD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2023 AUD ($)
Accounts Payable and Accrued Liabilities, Current [Abstract]
Research and development	$ 573,465		$ 1,968,263
General and administrative	943,376		1,040,204
Wages and payroll remittances	20,705		18,357
Employee bonus payable	1,493,981		858,628
Taxes payable			36,423
Total	$ 3,031,527	$ 120,361	$ 3,921,875	$ 63,509